SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 2002


                         PRG-SCHULTZ INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


                        Commission File Number 000-28000




           Georgia                                            58-2213805
(State or other jurisdiction of                     (IRS Employer Identification
         incorporation)                                          No.)




   2300 Windy Ridge Parkway
       Suite 100 North
       Atlanta, Georgia                                        30339-8426
(Address of principal executive offices)                       (Zip Code)




        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     On July 31, 2002, PRG-Schultz International, Inc. ("PRG-Schultz") issued a press release announcing its results of operations for the quarter ended June 30, 2002. PRG-Schultz hereby incorporates by reference herein the information set forth in its Press Release dated July 31, 2002, a copy of which is attached hereto as Exhibit 99.1.

     Except for the historical information contained in this report, the statements made by PRG-Schultz are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. PRG-Schultz's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" contained in PRG-Schultz's Form 10-Q as filed with the Securities and Exchange Commission on May 14, 2002 and PRG-Schultz's prospectus dated April 24, 2002, as filed with the Securities and Exchange Commission on April 25, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     Exhibit Number             Description

     99.1                       Press Release dated July 31, 2002




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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PRG-SCHULTZ INTERNATIONAL, INC.



Date: July 31, 2002                        By: /s/ Donald E. Ellis, Jr.
                                           -------------------------------------
                                           Donald E. Ellis, Jr., Executive Vice
                                           President-Finance, Chief Financial
                                           Officer and Treasurer






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


                                  EXHIBIT INDEX



Exhibit Number          Description                                        Page

99.1                    Press Release dated July 31, 2002                   5





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1496162